EXHIBIT 99.2

Program: Washington Mutual Mortgage Securities Corp., aggregator of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards)

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2006		2005		2004		2003		2002		2001
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	40,562		47,638		21,295		15,870		13,215		21,028
Aggregate Principal Balance	$11,504,280,605.90		$10,787,709,287.45		$4,679,748,725.38		$4,444,809,569.62		$2,876,598,305.59		$4,586,387,858.41
Approximate Weighted Average Mortage Interest Rate	6.43%		6.20%		6.02%		5.79%		7.12%		7.98%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Range Mortgage Intereset Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	2,122	8.44%	307	1.42%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	128	0.36%	17	0.11%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	52	0.16%	2	0.00%	82	0.47%	25	0.17%	0	0.00%	0	0.00%
4.001 - 5.000%	13	0.03%	144	0.32%	2,562	19.96%	1,577	12.17%	28	0.34%	0	0.00%
5.001 - 6.000%	1,483	3.56%	18,420	41.72%	6,173	33.58%	8,417	60.90%	886	10.52%	16	0.14%
6.001 - 7.000%	21,552	51.49%	22,247	48.74%	8,469	33.92%	3,990	21.68%	4,063	36.69%	1,323	9.04%
7.001 - 8.000	13,312	31.96%	4,264	5.63%	2,436	7.80%	1,046	3.20%	6,256	40.53%	10,565	51.82%
8.001 - 9.000%	1,716	3.53%	1,931	1.81%	1,186	3.41%	788	1.81%	1,814	10.50%	6,978	29.89%
9.001 or Greater	183	0.48%	306	0.26%	387	0.87%	27	0.07%	168	1.42%	2,146	9.11%
Approximate Weighted Average Original Term (in months)	358.6		348.94		344.94		349.91		339.59		343.82
Approximate Weighted Average Remaining Term (in months)	356.87		344.38		334.03		345.96		337.59		345.4
Approximate Weighted Average Credit Score (2)	707.17		719.55		716.2		712.37		717.47		712.9
Minimum Credit Score (2)	529		407		404		443		558		532
Maximum Credit Score (2)	900		890		823		819		830		830

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Detached	26,069	64.42%	31,742	65.94%	14,486	68.81%	10,565	67.17%	8,644	67.15%	14,424	71.60%
Duplex	2,128	5.02%	2,785	5.77%	1,050	4.71%	528	2.75%	605	3.93%	896	3.16%
Triplex	595	1.68%	661	1.61%	296	1.40%	194	0.97%	454	2.92%	766	2.90%
Fourplex	578	1.57%	686	1.55%	381	1.75%	202	0.96%	541	3.42%	743	2.89%
Townhouse	270	0.68%	237	0.39%	243	0.74%	22	0.10%	12	0.09%	3	0.02%
Condominium	3,507	7.00%	3,726	6.61%	1,462	6.04%	1,349	6.98%	824	4.79%	1,468	5.26%
Housing Cooperative	89	0.15%	234	0.32%	113	0.39%	91	0.26%	118	0.59%	53	0.12%
Planned Unit Development	6,928	18.35%	7,128	16.85%	3,200	15.88%	2,842	20.33%	1,973	16.85%	2,594	13.70%
Other	398	1.14%	439	0.95%	64	0.28%	77	0.48%	44	0.28%	81	0.35%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase	17,058	38.29%	21,767	43.35%	9,678	43.38%	6,444	41.41%	5,918	40.92%	11,607	51.32%
Rate/Term Refinance	6,126	16.24%	7,394	14.83%	4,636	21.64%	4,478	28.47%	3,649	30.74%	4,048	21.58%
Cash Out Refinance	17,378	45.47%	18,472	41.80%	6,967	33.46%	4,948	30.12%	3,648	28.34%	5,373	27.10%

Approximate Weighted Average Loan-To-Value Ratio	72.94%		71.34%		71.19%		73.55%		72.33%		74.73%

Series Designation for Prior Securitized Pool	2006		2005		2004		2003		2002		2001

Geographic Concentration (3):	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	149	0.19%	190	0.23%	136	0.37%	36	0.11%	41	0.26%	56	0.17%
Alaska	28	0.06%	27	0.05%	7	0.03%	6	0.02%	1	0.01%	0	0.00%
Arizona	2,487	5.34%	2,826	5.20%	1,161	4.48%	605	3.00%	269	1.81%	393	1.66%
Arkansas	168	0.18%	303	0.34%	29	0.07%	10	0.06%	39	0.15%	29	0.09%
California	11,936	42.38%	11,091	34.38%	5,089	35.08%	7,056	55.88%	3,637	37.48%	7,415	45.94%
Colorado	1,093	2.26%	1,692	3.26%	854	4.10%	677	3.70%	401	3.16%	670	3.19%
Connecticut	398	0.89%	474	0.98%	214	1.30%	127	0.96%	174	1.40%	283	1.32%
Delaware	73	0.13%	94	0.16%	24	0.09%	9	0.04%	10	0.06%	25	0.09%
District Of Columbia.	77	0.24%	82	0.19%	37	0.24%	38	0.28%	31	0.29%	57	0.38%
Florida	4,333	9.13%	3,793	6.79%	1,556	5.66%	814	3.61%	853	4.71%	971	3.01%
Georgia	867	1.44%	991	1.52%	663	2.15%	399	2.16%	400	2.45%	417	1.76%
Hawaii	279	1.00%	320	1.05%	96	0.58%	25	0.13%	88	0.74%	184	0.86%
Idaho	254	0.42%	286	0.41%	146	0.35%	102	0.35%	78	0.38%	163	0.50%
Illinois	1,497	2.94%	1,940	3.62%	638	2.99%	303	1.64%	292	2.36%	439	2.28%
Indiana	252	0.27%	434	0.46%	114	0.33%	39	0.13%	89	0.50%	151	0.41%
Iowa	96	0.10%	164	0.17%	35	0.11%	10	0.03%	23	0.08%	47	0.14%
Kansas	222	0.27%	447	0.57%	72	0.25%	27	0.09%	113	0.45%	103	0.31%
Kentucky	137	0.16%	242	0.28%	67	0.17%	15	0.05%	55	0.25%	73	0.20%
Louisiana	162	0.21%	203	0.27%	87	0.28%	28	0.10%	157	0.74%	172	0.53%
Maine	115	0.20%	117	0.18%	55	0.19%	23	0.10%	62	0.36%	136	0.41%
Maryland	977	2.49%	927	2.10%	358	1.69%	285	1.59%	263	2.21%	438	2.09%
Massachusetts	668	1.76%	867	2.12%	540	3.31%	235	1.47%	461	4.10%	764	3.98%
Michigan	937	1.34%	1,175	1.68%	220	0.82%	220	0.85%	322	1.72%	450	1.51%
Minnesota	478	0.88%	708	1.27%	364	1.54%	80	0.41%	194	1.30%	219	1.04%
Mississippi	41	0.05%	10	0.01%	4	0.01%	6	0.02%	38	0.18%	18	0.05%
Missouri	719	0.90%	1,177	1.46%	226	0.67%	55	0.17%	118	0.58%	210	0.62%
Montana	85	0.16%	232	0.44%	56	0.16%	43	0.13%	45	0.26%	57	0.30%
Nebraska	89	0.10%	192	0.22%	26	0.07%	10	0.04%	11	0.05%	17	0.05%
Nevada	940	2.27%	831	1.84%	1,107	4.93%	211	0.99%	288	1.72%	451	1.75%
New Hampshire	189	0.38%	313	0.62%	135	0.56%	41	0.22%	104	0.63%	138	0.46%
New Jersey	1,283	3.41%	1,256	2.98%	471	2.52%	318	2.03%	374	2.98%	609	3.01%
New Mexico	304	0.47%	431	0.64%	195	0.65%	58	0.24%	99	0.55%	182	0.62%
New York	1,595	4.84%	2,458	6.74%	822	5.56%	776	4.70%	687	6.31%	589	3.10%
North Carolina	669	0.99%	783	1.10%	354	1.31%	334	1.58%	202	1.33%	212	0.96%
North Dakota	11	0.01%	46	0.04%	8	0.02%	1	0.00%	6	0.02%	7	0.01%
Ohio	605	0.65%	977	1.19%	263	0.73%	127	0.40%	381	1.56%	569	1.43%
Oklahoma	160	0.18%	213	0.21%	101	0.27%	37	0.11%	48	0.21%	52	0.15%
Oregon	772	1.52%	1,195	2.10%	801	2.62%	512	2.09%	255	1.72%	394	1.60%
Pennsylvania	473	0.68%	892	1.21%	301	1.06%	195	0.80%	482	2.28%	679	1.77%
Rhode Island	180	0.39%	175	0.32%	66	0.30%	27	0.14%	133	0.71%	184	0.49%
South Carolina	269	0.42%	287	0.46%	182	0.74%	105	0.55%	84	0.57%	73	0.25%
South Dakota	70	0.09%	209	0.24%	5	0.01%	5	0.01%	10	0.04%	18	0.05%
Tennessee	274	0.37%	460	0.54%	128	0.38%	101	0.38%	155	0.74%	182	0.58%
Texas	1,606	2.08%	2,445	3.11%	1,370	3.54%	394	1.62%	623	3.28%	991	3.33%
Utah	363	0.63%	530	0.82%	273	0.92%	213	0.99%	172	0.99%	326	1.29%
Virginia	848	2.39%	877	2.27%	346	1.83%	255	1.62%	310	2.63%	584	2.82%
Vermont	36	0.08%	63	0.11%	54	0.20%	5	0.01%	15	0.08%	20	0.08%
Washington	1,016	2.28%	1,667	3.29%	1,271	4.25%	800	4.17%	430	3.18%	642	2.87%
Wisconsin	212	0.30%	423	0.61%	148	0.45%	57	0.19%	59	0.30%	119	0.37%
West Virginia	42	0.07%	46	0.07%	13	0.03%	8	0.01%	20	0.06%	32	0.08%
Wyoming	28	0.03%	57	0.08%	7	0.03%	7	0.02%	12	0.06%	17	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%	1	0.00%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.